Raymond James Financial, Inc.
Segment Operating Results by Quarter
(Unaudited)

Private Client Group
	Three months ended				Year ended
$ in millions	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2018
Revenues:
Asset management and related administrative fees	$591	$616	$636	$674	$2,517
Brokerage revenues:
Mutual and other fund products	175	188	172	168	703
Insurance and annuity products	111	100	97	106	414
Equities and fixed income products	110	116	106	100	432
Total brokerage revenues	396	404	375	374	1,549
Investment banking	7	9	9	10	35
Interest income	43	47	50	53	193
Account and service fees:
Mutual fund and annuity service fees	81	80	85	86	332
RJBDP fees:
Third-party banks	61	67	70	64	262
RJ Bank	21	22	24	25	92
Client account and other fees	29	26	30	26	111
Total account and service fees	192	195	209	201	797
All other	9	7	8	6	30
Total revenues	1,238	1,278	1,287	1,318	5,121
Interest expense	(5)	(6)	(8)	(9)	(28)
Net revenues	1,233	1,272	1,279	1,309	5,093
Non-interest expenses:
Financial advisor compensation and benefit costs	736	763	759	793	3,051
Administrative compensation and benefit costs	199	210	214	212	835
Communications and information processing	49	60	55	56	220
Occupancy and equipment costs	38	38	38	40	154
Business development	22	23	39	31	115
Professional fees	7	10	12	17	46
All other	27	10	30	29	96
Total non-interest expenses	1,078	1,114	1,147	1,178	4,517
Pre-tax income	$155	$158	$132	$131	$576
Pre-tax margin on net revenues	12.6%	12.4%	10.3%	10.0%	11.3%

Segment operating results do not include intersegment eliminations.

Raymond James Financial, Inc.
Segment Operating Results by Quarter (Unaudited)

Private Client Group
	Three months ended				Year ended
$ in millions	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2017
Revenues:
Asset management and related administrative fees	$470	$480	$514	$558	$2,022
Brokerage revenues:
Mutual and other fund products	169	178	175	176	698
Insurance and annuity products	95	96	98	96	385
Equities and fixed income products	109	109	104	102	424
Total brokerage revenues	373	383	377	374	1,507
Investment banking	15	21	19	7	62
Interest income	34	37	39	43	153
Account and service fees:
Mutual fund and annuity service fees	69	70	73	79	291
RJBDP fees:
Third-party banks	36	48	57	61	202
RJ Bank	12	16	19	21	68
Client account and other fees	30	30	29	27	116
Total account and service fees	147	164	178	188	677
All other	4	4	4	5	17
Total revenues	1,043	1,089	1,131	1,175	4,438
Interest expense	(3)	(4)	(3)	(6)	(16)
Net revenues	1,040	1,085	1,128	1,169	4,422
Non-interest expenses:
Financial advisor compensation and benefit costs	635	651	673	694	2,653
Administrative compensation and benefit costs	171	173	184	185	713
Communications and information processing	41	42	46	51	180
Occupancy and equipment costs	35	37	36	38	146
Business development	23	25	27	23	98
Professional fees	4	9	10	7	30
Jay Peak matter	30	100	—	—	130
All other	28	18	24	29	99
Total non-interest expenses	967	1,055	1,000	1,027	4,049
Pre-tax income	$73	$30	$128	$142	$373
Pre-tax margin on net revenues	7.0%	2.8%	11.3%	12.1%	8.4%

Segment operating results do not include intersegment eliminations.

Raymond James Financial, Inc.
Segment Operating Results by Quarter (Unaudited)

Capital Markets
	Three months ended				Year ended
$ in millions	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2018
Revenues:
Brokerage revenues:
Equity	$43	$39	$41	$33	$156
Fixed income	74	63	53	55	245
Total brokerage revenues	117	102	94	88	401
Investment banking:
Equity underwriting	17	19	30	27	93
Merger & acquisition and advisory	43	72	85	97	297
Fixed income investment banking	21	16	21	18	76
Total investment banking	81	107	136	142	466
Interest income	7	8	9	8	32
Tax credit fund revenues	14	14	12	39	79
All other	4	5	1	4	14
Total revenues	223	236	252	281	992
Interest expense	(6)	(6)	(9)	(7)	(28)
Net revenues	217	230	243	274	964
Non-interest expenses:
Compensation, commissions and benefits	156	154	161	164	635
Communications and information processing	18	19	18	18	73
Occupancy and equipment costs	8	9	8	9	34
Business development	10	12	13	10	45
Professional fees	2	3	3	6	14
All other	21	19	22	22	84
Total non-interest expenses	215	216	225	229	885
Income before taxes and including noncontrolling interests	2	14	18	45	79
Noncontrolling interests	(3)	(2)	(4)	(3)	(12)
Pre-tax income excluding noncontrolling interests	$5	$16	$22	$48	$91
Pre-tax margin on net revenues	2.3%	7.0%	9.1%	17.5%	9.4%

Segment operating results do not include intersegment eliminations.

Raymond James Financial, Inc.
Segment Operating Results by Quarter (Unaudited)

Capital Markets
	Three months ended				Year ended
$ in millions	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2017
Revenues:
Brokerage revenues:
Equity	$51	$43	$43	$36	$173
Fixed income	88	69	81	73	311
Total brokerage revenues	139	112	124	109	484
Investment banking:
Equity underwriting	29	36	32	20	117
Merger & acquisition and advisory	27	54	63	84	228
Fixed income investment banking	14	24	23	23	84
Total investment banking	70	114	118	127	429
Interest income	6	7	7	7	27
Tax credit fund revenues	16	21	17	25	79
All other	6	6	—	4	16
Total revenues	237	260	266	272	1,035
Interest expense	(4)	(4)	(7)	(6)	(21)
Net revenues	233	256	259	266	1,014
Non-interest expenses:
Compensation, commissions and benefits	154	159	167	166	646
Communications and information processing	18	18	16	18	70
Occupancy and equipment costs	8	9	8	9	34
Business development	10	9	10	9	38
Professional fees	3	4	3	4	14
All other	21	21	23	20	85
Total non-interest expenses	214	220	227	226	887
Income before taxes and including noncontrolling interests	19	36	32	40	127
Noncontrolling interests	(2)	(6)	(2)	(4)	(14)
Pre-tax income excluding noncontrolling interests	$21	$42	$34	$44	$141
Pre-tax margin on net revenues	9.0%	16.4%	13.1%	16.5%	13.9%

Segment operating results do not include intersegment eliminations.

Raymond James Financial, Inc.
Segment Operating Results by Quarter (Unaudited)

Asset Management
	Three months ended				Year ended
$ in millions	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2018
Revenues:
Asset management and related administrative fees:
Managed programs	$104	$114	$118	$118	$454
Administration and other	37	38	39	42	156
Total asset management and related administrative fees	141	152	157	160	610
Account and service fees	7	6	9	6	28
All other	3	5	2	6	16
Net revenues	151	163	168	172	654
Non-interest expenses:
Compensation and benefits	37	45	45	43	170
Communications and information processing	8	11	10	9	38
Investment sub-advisory fees	22	22	22	24	90
All other	24	27	31	30	112
Total non-interest expenses	91	105	108	106	410
Income before taxes and including noncontrolling interests	60	58	60	66	244
Noncontrolling interests	3	2	2	2	9
Pre-tax income excluding noncontrolling interests	$57	$56	$58	$64	$235
Pre-tax margin on net revenues	37.7%	34.4%	34.5%	37.2%	35.9%

	Three months ended				Year ended
$ in millions	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2017
Revenues:
Asset management and related administrative fees:
Managed programs	$76	$78	$84	$88	$326
Administration and other	30	29	33	35	127
Total asset management and related administrative fees	106	107	117	123	453
Account and service fees	5	5	5	5	20
All other	3	5	3	4	15
Net revenues	114	117	125	132	488
Non-interest expenses:
Compensation and benefits	28	31	33	31	123
Communications and information processing	7	7	8	8	30
Investment sub-advisory fees	17	18	20	20	75
All other	19	22	19	23	83
Total non-interest expenses	71	78	80	82	311
Income before taxes and including noncontrolling interests	43	39	45	50	177
Noncontrolling interests	1	1	2	1	5
Pre-tax income excluding noncontrolling interests	$42	$38	$43	$49	$172
Pre-tax margin on net revenues	36.8%	32.5%	34.4%	37.1%	35.2%

Segment operating results do not include intersegment eliminations.

Raymond James Financial, Inc.
Segment Operating Results by Quarter (Unaudited)

RJ Bank
	Three months ended				Year ended
$ in millions	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2018
Revenues:
Interest income	$176	$190	$205	$222	$793
Interest expense	(13)	(18)	(25)	(33)	(89)
Net interest income	163	172	180	189	704
All other	2	7	8	6	23
Net revenues	165	179	188	195	727
Non-interest expenses:
Compensation and benefits	9	10	12	10	41
Loan loss provision	1	8	5	6	20
RJBDP fees to PCG	21	22	24	25	92
All other	20	21	17	24	82
Total non-interest expenses	51	61	58	65	235
Pre-tax income	$114	$118	$130	$130	$492
Pre-tax margin on net revenues	69.1%	65.9%	69.1%	66.7%	67.7%

	Three months ended				Year ended
$ in millions	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2017
Revenues:
Interest income	$141	$146	$154	$169	$610
Interest expense	(7)	(7)	(8)	(13)	(35)
Net interest income	134	139	146	156	575
All other	4	2	5	7	18
Net revenues	138	141	151	163	593
Non-interest expenses:
Compensation and benefits	8	8	9	9	34
Loan loss provision/(benefit)	(1)	8	6	—	13
RJBDP fees to PCG	12	16	19	21	68
All other	15	17	17	20	69
Total non-interest expenses	34	49	51	50	184
Pre-tax income	$104	$92	$100	$113	$409
Pre-tax margin on net revenues	75.4%	65.2%	66.2%	69.3%	69.0%

Segment operating results do not include intersegment eliminations.

Raymond James Financial, Inc.
Segment Operating Results by Quarter (Unaudited)

Other
	Three months ended				Year ended
$ in millions	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2018
Revenues:
Interest income	$8	$9	$11	$14	$42
Gain/(loss) on private equity investments	7	11	3	(12)	9
All other	1	1	2	5	9
Total revenues	16	21	16	7	60
Interest expense	(19)	(19)	(18)	(19)	(75)
Net revenues	(3)	2	(2)	(12)	(15)
Non-interest expenses:
Compensation and other	13	18	20	16	67
Acquisition-related expenses	4	—	—	—	4
Total non-interest expenses	17	18	20	16	71
Loss before taxes and including noncontrolling interests	(20)	(16)	(22)	(28)	(86)
Noncontrolling interests	—	—	2	(5)	(3)
Pre-tax loss excluding noncontrolling interests	$(20)	$(16)	$(24)	$(23)	$(83)

	Three months ended				Year ended
$ in millions	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2017
Revenues:
Interest income	$5	$5	$7	$8	$25
Gains on private equity investments	11	7	7	6	31
All other	(1)	4	2	4	9
Total revenues	15	16	16	18	65
Interest expense	(25)	(24)	(23)	(23)	(95)
Net revenues	(10)	(8)	(7)	(5)	(30)
Non-interest expenses:
Compensation and other	8	19	18	19	64
Acquisition-related expenses	13	1	3	1	18
Losses on extinguishment of debt	—	8	—	38	46
Total non-interest expenses	21	28	21	58	128
Loss before taxes and including noncontrolling interests	(31)	(36)	(28)	(63)	(158)
Noncontrolling interests	2	1	2	7	12
Pre-tax loss excluding noncontrolling interests	$(33)	$(37)	$(30)	$(70)	$(170)

Segment operating results do not include intersegment eliminations.